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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                   AMENDMENT
                                      TO
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): February 7, 2000




                          THE SOUTHSHORE CORPORATION
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)



    Colorado                        0-19949                  84-1153522
------------------             ----------------        --------------------
(State or other juris-   (Commission file number)      (IRS Employer
diction of incorporation                               Identification No.)
or organization)




   5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado  80918
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   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900
      -------------------------------------------------------------------



         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 7.   EXHIBITS
------    --------

  Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith furnishes the letter of Schumacher & Associates, Inc., former accountants to the Company.


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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        iRV, INC.



Date: February 15, 2000                 By:  /s/ John H. Deufel
                                             ---------------------------
                                             John H. Deufel, President